Tudor, Pickering Holt & Co. MLP Meetings January 28, 2009 Steve Blank – Senior VP, CFO & Treasurer Exhibit 99.1

This presentation contains certain estimates, predictions, projections, assumptions and other forward-looking statements that involve various risks and uncertainties. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this report. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates,"
"forecasts," "budgets," "projects," "will," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. For a discussion of certain of those risks, please read "Risk Factors" in Item 1A of both NuStar Energy
L.P's and NuStar GP Holdings, LLC's respective annual reports on Form 10-K for the year ended December 31, 2007 and each entity’s subsequent quarterly reports as filed with the Securities and Exchange Commission.
Forward Looking Statements

NuStar Energy L.P. is a leading publicly
traded growth-oriented partnership (NYSE:
NS)
General partner owned by NuStar GP
Holdings, LLC (NYSE: NSH)
One of the largest independent petroleum
pipeline and terminal operators in the U.S.
One of the largest asphalt refiners and
marketers in the U.S.
Large and diverse asset footprint with
operations in seven different countries
Listed on the Fortune 500 for the first time
ever based on 2008 results
Experienced management team with
substantial equity ownership
NuStar Overview
3
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (1/23/09): $44.80 $18.81
Annual Distribution/Unit: $4.23 $1.72
Yield (1/23/09): 9.44% 9.14%
Market Equity Capitalization: $2,440 million $800 million
Enterprise Value: $4,289 million $804 million
Total Assets (9/30/08): $4,932 million $586 million
Debt/Capitalization (12/31/08): 46.2% n/a
Debt/EBITDA (12/31/08): 3.99x n/a
83.8%
Membership Interest
79.6%
L.P. Interest
Public Unitholders
35,669,951 NSH Units
Public Unitholders
44,210,016 NS Units
16.2%
Membership Interest
2.0% G.P. Interest
18.4% L.P. Interest
Incentive Distribution Rights
William E. Greehey
6,878,920 NSH Units
NYSE:  NSH
NYSE: NS

LEGEND
Headquarters/International Office
NuStar Energy L.P. Refined Product Terminals
Third-Party Terminal
Nustar Asphalt Terminal
Crude Oil Storage Facilities
Crude Oil Storage Tanks
Asphalt Refinery
Origin/Termination Points
Central West Crude Oil Pipelines System
Central West Refined Products Pipelines System
Single-Use Refined Product Pipelines
Single-Use Crude Oil Pipeline
North Refined Products Pipelines System
East Refined Products Pipelines System
Ammonia Pipelines System
Hydrogen Products Pipeline
Canada
Mexico
Point Tupper
Tacoma
Vancouver (2)
Portland
Pittsburg Asphalt
Selby
Stockton
Los Angeles
Mandan
BNRR
Jamestown (North)
Jamestown (East)
Moorhead
Sauk Centre
Twin Cities (Roseville)
Aberdeen
Wolsey
Mitchell
Sioux Falls
Rock Rapids
Milford
Yankton
Le Mars
Norfolk
Council Bluffs
Columbus
North Platte
Osceola
Geneva
Denver
Colorado Springs
Phillipsburg
Cheyenne Wells
Concordia
Salina
Hutchinson
Rosario Asphalt
Albuquerque
Hooker
Clawson
Catoosa Asphalt
Wynnewood
Wasson
Ringgold
Alamogordo
El Paso
Amarillo
Abernathy
Lubbock
Wichita Falls
Southlake
St Louis
Indianapolis
Blue Island
San Antonio East
San Antonio South
Houston Asphalt
Pettus
Mont Belvieu
Texas City (2)
Placedo
Laredo
Nuevo Laredo
Corpus Christi
Edinburg
Harlingen
Brownsville
Burgos Basin (PEMEX)
St. James
Albany
Bronx
Linden (2)
Perth Amboy
Paulsboro
Baltimore
Andrews AFB
Dumfries
Piney Point
Salisbury
Hopewell
Virginia Beach
Bristol
Charlotte
Wilmington
Gainesville
Gwinnett
Bremen
Moundville
Fulco
Lithonia
Macon
Charleston
Montgomery
Savannah
Brunswick
Jacksonville
Tampa
UK and Amsterdam
Norway
Grangemouth
Glasgow
Belfast
Ireland
Eastham
United Kingdom
Denmark
Netherlands
Amsterdam
Germany
Belgium
France
Caribbean
Netherland Antilles
St. Eustatius

Assets Stats:
8,491 miles of crude oil and refined
product pipelines
82 terminal facilities and four crude
oil storage tank facilities
Over 90 million barrels of storage
capacity
2 asphalt refineries capable of
processing 104,000 bpd of crude oil
Asset Overview

37%
35%
28%
Percent of 2008 Segment Operating
Income
Diversification of operations provide various earnings streams and reduces risk
Approximately 72% of NuStar Energy’s operating income in 2008 comes from stable, fee-
based operations
Remainder of operating income relates to margin-based asphalt and fuels marketing operations
Storage (~37%)
Transportation (~35%)
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines
Crude Oil Pipelines
Asphalt & Fuels Marketing (~28%)
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil Marketing
Bunkering/Other
Diversified Operations

Vopak
Kinder Morgan Energy
NuStar Energy L.P.
Oiltanking
Magellan Midstream
IMTT
SemGroup
Teppco
Plains All American
Sunoco Logistics
Tanquid
Buckeye Pipeline
Odfjell
LBC Tank Terminals
Stolt-Nielsen
Rubis
Global Partners, L.P.
Simon

Independent Liquids Storage Capacity
(Millions of Barrels)
8
8
10
12
16
18
20
21
29
33
33
35
37
57
82
91
103
167
Global Leader in Independent
Liquids Storage
NuStar is the third largest independent liquids terminal operator in the world
The CITGO Asphalt Refining Co. acquisition added 4.8 million barrels of storage
Finished with majority of expansion projects under our $400 million construction program, which contributed around 8.5 million barrels of incremental storage capacity
Source:  Company Websites & Management Presentations

Consistent Distribution
Growth Since IPO
$4.085
$3.835
$3.60
$3.365
$3.20
$2.95
$2.75
$2.40
2001 2002 2003 2004 2005 2006 2007 2008
NuStar Energy L.P.
Annual Distribution Increases Since IPO
(Dollar Per Unit)
Met previously stated 2008 distribution target for NuStar Energy L.P. by increasing the 2008 distribution by nearly 7 percent over 2007
Maintained a strong coverage ratio of 1.33 times applicable to the limited partners for 2008
Exceeded previously stated 2008 distribution target for NuStar GP Holdings, LLC by increasing the 2008 distribution by nearly 15 percent over 2007
Previous target was around 12 percent
~8.0% CAGR
*
*     Based on NS annualized distribution of $0.60 per unit in 2001
**  Based on NSH annualized distribution of $0.32 per unit in 2006
NuStar GP Holdings, LLC
Annual Distribution Increases Since IPO
(Dollar Per Unit)
$1.58
$1.38
$1.28
2006 2007 2008
~11% CAGR
**

Recently reported record earnings, distributable cash flow and EBITDA for 2008
Increase in earnings year over year primarily due to addition of asphalt operations
Looking ahead to 2009, we are optimistic on the outlook for our three business segments and expect all of them to perform better than 2008
Storage segment should see better results in 2009 as we benefit from a full year’s contribution from the projects completed under our $400 million construction program
Pipeline segment should benefit from expected 7.5 percent increase in tariffs effective July 1,
2009
Expect 2009 throughput volumes to be comparable to 2008 throughput volumes
Gradual recovery in refined product demand by the second half of this year due to lower prices and an improving economy could result in higher throughput volumes
Results from our asphalt operations should be better in 2009 versus 2008 as we continue to benefit from tightening supply and better-than-historic margins
Have not taken into account at this time, any impact from the proposed economic stimulus package, which could result in higher asphalt demand in 2009
Financial Outlook

Questions & Answers